UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2022

Performant Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 North Canyons Parkway
Livermore, California 94551
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 960-4800

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.
On March 15, 2022 Performant Financial Corporation issued a press release announcing financial results for its quarter and year ended December 31, 2021. The full text of the press release is furnished as Exhibit 99.1.
The information furnished in this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 10, 2022, the board of directors of Performant Financial Corporation (the “Company”) appointed Simeon Kohl, age 55, as President of the Company.
Prior to appointment as President, Mr. Kohl served as the Company’s Vice President of Healthcare since April 2017, and as Vice President of Sales and Account Management since February 2012. Mr. Kohl has more than 20 years of executive management experience and an extensive background in healthcare cost containment and related services. As Vice President of Healthcare, Mr. Kohl led the Company’s commercial healthcare growth initiatives and client facing programs. Prior to joining the Company, Mr. Kohl served as CEO for HOPS International, Inc., a leading provider of integrity based analytic solutions for the healthcare and financial industries. Before HOPS, Mr. Kohl held various senior sales and business development positions with Apple Inc. and other privately held technology companies.
In connection with Mr. Kohl’s appointment as President, his annual salary was initially fixed at $345,000 per annum and he was granted 100,000 restricted stock unit awards (“RSUs”) pursuant to the terms of the Company’s Third Amended and Restated Stock Incentive Plan.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits

99.1	Press release issued by Performant Financial Corporation, dated March 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 15, 2022

PERFORMANT FINANCIAL CORPORATION

By:	/s/ Ian Johnston
Ian Johnston
Chief Accounting Officer